UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)  July 14, 2004
                                           ---------------

                            Advanced Biotherapy, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                      0-26323                  51-0402415
 -----------------------------         ------------          -------------------
 (State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
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Woodland Hills, California                                        (Zip Code)
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(Address of principal executive offices)


Registrant's telephone number, including area code  (818) 883-6716
                                                   ----------------

This Form 8-K/A amends Form 8-K filed on August 4, 2004. The purpose of this Amendment to Form 8-K is to correct the description and listing of Exhibit 10.13 to reflect that the Exhibit contains a redacted portion which is covered by an application for confidential treatment previously filed with the Securities & Exchange Commission.

Item 5.    OTHER EVENTS.

           The registrant published a press release on July 30, 2003 which reported that Advanced Biotherapy, Inc. has entered into an agreement to conduct joint clinical investigations with the Russian Federation Ministry of Health/State Institute of Transplantation and Artificial Organs.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation     Description of Exhibit

10.13 Agreement for Joint Clinical Investigations between the State Institute of Transplantation and Artificial Organs of the Ministry of Health of the Russian Federation and Advanced Biotherapy, Inc.; Subject to Redaction and Application for Confidential Treatment Pursuant to
                Rule 24b-2.

99.1            Press Release, dated July 30, 2003


                                   Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED BIOTHERAPY, INC.
                                      (Registrant)


Date:  July 14, 2004                  By: /s/ Edmond Buccellato
                                          ------------------------------------
                                          Edmond Buccellato, President and CEO


                                INDEX TO EXHIBITS

Exhibit         Description

10.13 Agreement for Joint Clinical Investigations between the State Institute of Transplantation and Artificial Organs of the Ministry of Health of the Russian Federation and Advanced Biotherapy, Inc.; Subject to Redaction and Application for Confidential Treatment Pursuant to
                Rule 24b-2.

99.1            Text of Press Release, dated July 30, 2003